UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 25, 2018

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 2.02:	Results of Operations and Financial Condition.

On July 25, 2018, SJW Group (the "Corporation") announced its financial results for the quarter ended June 30, 2018. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by SJW Group dated July 25, 2018 announcing the 2018 Second Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: July 25, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer